                                                                                                   July 30, 2019

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Sustainable Balanced Fund

Supplement to Prospectus

Dated April 1, 2019, As Revised May 8, 2019

Effective on or about July 31, 2019, the following information supersedes and replaces any contrary information contained in the sections of the fund's Prospectus entitled "Fund Summary – Purchase and Sale of Fund Shares" and "Shareholder Guide—Buying and Selling Shares":

Class K shares are generally only offered to retirement savings plan programs, 529 plans and plans adopted pursuant to The Achieving a Better Life Experience Act of 2014 ("ABLE Plans") sponsored and/or administered by government or government-related entities, including, as applicable, those established by or on behalf of the United States government or its agencies and instrumentalities, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, multistate agencies and authorities, and cities and other municipalities, or to certain recordkeepers of such plans, that (i) make an initial investment in Class K shares of the fund of at least $50 million or have, in the opinion of the Adviser, adequate intent and availability of assets to reach a future level of investment of $50 million or more in Class K shares of the fund and (ii) have program assets of at least $1 billion or have, in the opinion of the Adviser, the ability to reach a future level of program assets of at least $1 billion.  Generally, each such investor will be required to open and maintain a single omnibus account with the fund for all purposes.  The fund, the fund's Adviser or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will the fund's Adviser or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class K shares.

Service Class shares are generally offered only to holders of Class K shares who terminate their relationship with a retirement savings plan, 529 Plan or ABLE Plan eligible to purchase Class K shares, and may be purchased only through a financial intermediary that opens an account with the fund.

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